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                                                                    Exhibit 10.2

                              US-SINO GATEWAY, INC.

                         COMMON STOCK PURCHASE AGREEMENT

         This Common Stock Purchase Agreement (the "Agreement") is entered into by Solana Capital Partners, Inc., a California corporation (the "Purchaser") and US-Sino Gateway, Inc., a California corporation (the "Company") as of the 31st day of December 2002.

         1. ISSUANCE AND SALE OF COMMON STOCK. Subject to the terms hereof, the Company hereby issues and sells to the Purchaser and the Purchaser purchases from the Company 15,539 shares of the Company's Common Stock for a total of $180,250 (the "Purchase Price").

         2. PAYMENT OF PURCHASE PRICE. The Company acknowledges receiving the entire Purchase Price, a portion of which was paid directly to the Company and a portion of which was paid by the Purchaser on behalf of the Company directly to certain service providers. An accounting of the funds spent is attached to this Agreement as Exhibit A and made a part of it. The Company will prepare a stock certificate representing the Common Stock purchased by the Purchaser and promptly transmit such stock certificate to the Purchaser at the address specified below.

         3. THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Purchaser as follows:

                  3.1 ORGANIZATION AND STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted.

                  3.2 CORPORATE POWER. The Company has all requisite corporate power necessary for the authorization, execution and delivery of this Agreement, to sell and issue the Common Stock, and to carry out and perform all of its obligations hereunder.

                  3.3 AUTHORIZATION. This Agreement, including the issuance of the Common Stock, when executed and delivered by the Company will constitute a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Company has duly authorized the execution, delivery and performance of this Agreement, including the issuance of the Common Stock by the Company.

                  3.4 NO CONSENT. No consent, approval or authorization of or designation, declaration or filing with any governmental authority or other outside third party on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, other than any applicable filings in connection with exemptions for purposes of federal and/or state securities laws.

                  3.5 CAPITALIZATION. As of the date of this Agreement, the authorized capital stock of the Company consists of 1,000,000 shares of Common Stock, of which 100,000 shares of Common Stock are issued and outstanding. The issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable, and have been issued in compliance with all applicable state and federal laws concerning the issuance of securities.

                  3.6 COMPLIANCE WITH OTHER INSTRUMENTS, NONE BURDENSOME, ETC. The Company is not in violation of any term of its Articles of Incorporation or Bylaws, as amended, or any mortgage, indenture, contract, agreement, instrument, judgment, decree or order by which the Company is bound or to which its properties are subject or, to its knowledge any statute, rule or regulation applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. The execution, delivery and performance of and compliance with this Agreement and the transactions contemplated hereby will not result in any such violation and will not be in conflict with or constitute a default under any of the foregoing and will not result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any of the foregoing.

                  3.7 VALID ISSUANCE. The Common Stock, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances created by or imposed upon the holders thereof through action of the Company except as set forth in this Agreement; provided, however, that all such securities may be subject to restrictions on transfer under state and/or federal securities laws. Subject to the accuracy of the Purchaser's representations in Section 4 hereof, the Common Stock will be issued in compliance with all applicable federal and state securities laws.

         4. Representations, Warranties of the Purchaser and Restrictions on Transfer Imposed by the Securities Act of 1933 and the California Corporate Securities Law of 1968. The Purchaser represents and warrants to the Company with respect to this purchase as follows:

                  4.1 ACCREDITED INVESTOR. The Purchaser is an "accredited investor" as that term is defined in Securities and Exchange Commission Rule 501 of Regulation D of the Securities Act of 1933, as amended, as presently in effect and that the information provided as support of Purchaser's "accredited investor" status is complete and accurate in all respects.

                  4.2 INVESTMENT EXPERIENCE. The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that the Purchaser is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Purchaser and its representatives, if any, have been solely responsible for the Purchaser's own "due diligence" investigation of the Company and its management and business, for its own analysis of the merits and risks of this investment, and for its own analysis of the fairness and desirability of the terms of the investment.

                  4.3 QUALIFIED INVESTOR. The Purchaser has a preexisting personal or business relationship with an officer of the Company or any of its directors or controlling persons, or by reason of the Purchaser's business or financial experience or the business or financial experience of the Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company, directly or indirectly could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect the Purchaser's own interests in connection with such an investment.

                  4.4 ACCESS TO DATA. The Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with its management. The Purchaser also has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects but were not necessarily a thorough or exhaustive description. The Purchaser and its representatives and legal counsel have been afforded full and free access to corporate books, financial statements, records, contracts, documents, and other information concerning the Company and to its offices and facilities, have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested. The Purchaser's decision to enter into the transactions contemplated hereby is based on its own evaluation of the risks and merits of the purchase and the Company's proposed business activities.

                  4.5 INVESTMENT INTENT. The Purchaser is acquiring the Common Stock for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. The Purchaser understands that the Common Stock to be purchased has not been registered under the Securities Act of 1933, as amended (the "Securities Act") by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein.

                  4.6 RULE 144. The Purchaser acknowledges that the Common Stock must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three month period not exceeding specified limitations.

                  4.7 NO PUBLIC MARKET. The Purchaser understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for any of the securities issued by the Company.

                  4.8 AUTHORIZATION. This Agreement, when executed and delivered by the Purchaser, will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                  4.9 NO CONSENT. No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of Purchaser is required in connection with the valid execution and delivery of this Agreement.

                  4.10 TAX LIABILITY. The Purchaser has reviewed with its own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. With respect to such tax consequences, the Purchaser relies solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands and agrees that it (and not the Company) shall be responsible for any tax consequence to it that may arise as a result of this investment or the transactions contemplated by this Agreement.

                  4.11 HIGH RISK. The Purchaser realizes that an investment in the Common Stock involves a high degree of risk. The Purchaser is able to bear the risk of the investment, to hold the Common Stock for an indefinite period of time and to suffer a complete loss of the Purchaser's investment.

                  4.12 LEGENDS. Each certificate or instrument representing the Common Stock will be endorsed with the following legends:

                           (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

                           (b) Any other legends required by California law or other applicable state blue sky laws.

The Company need not register a transfer of any Common Stock, and may also instruct its transfer agent not to register the transfer of such Common Stock, unless the conditions specified in this Agreement are satisfied.

                  4.13 REMOVAL OF LEGEND AND TRANSFER RESTRICTIONS. Any legend endorsed on a certificate pursuant to this Agreement and any stop transfer instructions applicable to such certificate regarding the restrictions set forth in such legend will be removed and the Company will issue a certificate without such legend to the holder thereof if such shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act, or if such holder provides the Company with an opinion of counsel for such holder which counsel is reasonably satisfactory to legal counsel for the Company, to the effect that a public sale, transfer or assignment of such shares may be made without registration.

                  4.14 NOTICE OF PROPOSED TRANSFERS. The Purchaser agrees that prior to any proposed transfer of the securities purchased hereunder, unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the Purchaser will give written notice to the Company of such intention to affect such transfer. Such notice will describe the manner and circumstances of the proposed transfer in a manner satisfactory to the Company. Unless in the opinion of counsel to the Company the transaction is in compliance with Rule 144 or otherwise exempt from registration, such required notice will be accompanied by either (i) a written opinion of legal counsel addressed to the Company and reasonably satisfactory in form and content to the Company's counsel to the effect that the proposed transfer may be effected without registration under the Securities Act, or (ii) a "no action" letter from the Securities and Exchange Commission (the "Commission") to the effect that the distribution of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, or (iii) a separate certificate executed by an officer of, or other person duly authorized by, the Company to the effect that the securities have been sold in accordance with the Securities Act.

         5. MISCELLANEOUS.

                  5.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California without regard to the conflict of laws provisions. The parties hereto agree to submit to the exclusive jurisdiction of the federal and state courts of the State of California with respect to the interpretation of this Agreement or for the purposes of any action arising out of or relating to this Agreement.

                  5.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the Closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with any of the transactions contemplated hereby shall be deemed to be representations and warranties of the Company hereunder solely as of the date of such certificate or instrument.

                  5.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto; PROVIDED, HOWEVER, that the rights of the Purchaser to purchase the Common Stock shall not be assignable without the prior written consent of the Company.

                  5.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement, including any agreements contemplated hereunder, constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought. This Agreement supersedes and replaces that certain Line of Credit Agreement entered into by the parties on December 8, 2002, which the parties agree has no further force and effect.

                  5.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Purchaser, at the address as set forth at the signature page of this Agreement or at other such address as Purchaser shall have properly furnished in writing to the Company, attention of the President or
(b) if to the Company, at US-Sino Gateway, Inc., 1215 West Imperial Highway, Suite 222, Brea, California 92821, Attn: President, or at other such address as the Company shall have properly furnished to the Purchaser in writing. Such notices shall be deemed effective upon (i) personal delivery to the party to be notified; (ii) upon the next business day if sent by confirmed telex or facsimile; (iii) one business day after deposit with a nationally recognized overnight carrier, specifying next day delivery; or (iv) five business days after having been sent by registered or certified mail, return receipt requested, postage prepaid.

                  5.6 CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION, IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM SUCH QUALIFICATION BY APPLICABLE PROVISIONS OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION BEING AVAILABLE.

                  5.7 EXPENSES. Each of the Company and the Purchaser shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby.

                  5.8 RULES OF CONSTRUCTION. The parties hereto agree that they have been adequately represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

                  5.9 SEVERABILITY. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as to reasonably affect the intent of the parties hereto. To the extent possible, the parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve the economic, business and other purposes of such void or unenforceable provision as closely as possible.

                  5.10 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

PURCHASER:

SOLANA CAPITAL PARTNERS, INC.
a California corporation




By:
    ----------------------------------------------------------
       James Cavataio



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COMPANY:

US-SINO GATEWAY, INC.
a California corporation



By:
    ----------------------------------------------------------
       Dr. William Ting, President



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                                    EXHIBIT A

            FUNDS DISBURSED TO OR ON BEHALF OF US SINO GATEWAY, INC.
                             AS OF DECEMBER 31, 2002


RECIPIENT                                                     AMOUNT OF FUNDS

US Sino Gateway, Inc.                                                  $  60,250
Pollet, Richardson & Patel                                             $  30,000
Plesser Associates                                                     $  57,500
John Lowy                                                              $  25,000
Jehu Hand                                                              $   5,000
Mark Fixler                                                            $   2,500

TOTAL                                                                  $ 180,250







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